Exhibit 99.1

Intercept Appoints Dagmar Rosa-Bjorkeson to Its Board of Directors

NEW YORK, February 23, 2021 – Intercept Pharmaceuticals, Inc. (Nasdaq:ICPT), a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat progressive non-viral liver diseases, today announced the appointment of Dagmar Rosa-Bjorkeson to its Board of Directors as of April 1, 2021.

Ms. Rosa-Bjorkeson has more than 25 years of global experience in the pharmaceutical industry, including executive leadership positions in corporate and product strategy, market development and operational execution. She is currently the Chief Operating Officer of Mesoblast Limited. Ms. Rosa-Bjorkeson has led multiple successful product launches, including Gilenya® for multiple sclerosis at Novartis where she was Vice President and Head of its multiple sclerosis business unit, Vice President, Business Development and Licensing in the United States, and Country Head and President for Novartis Sweden. Prior to joining Mesoblast, Ms. Rosa-Bjorkeson served as Executive Vice President and President, Biosimilars, at Baxalta, now a wholly owned subsidiary of Takeda Pharmaceutical Company. She was also Executive Vice President and Chief Strategy and Development Officer at Mallinckrodt Pharmaceuticals.

“Dagmar brings a wealth of insight and experience to the Intercept team and we are very pleased to welcome her to our Board,” said Jerry Durso, President and Chief Executive Officer of Intercept. “I’m looking forward to working with Dagmar during this pivotal year for the Company as we focus on enhancing our foundational PBC business, supporting our NASH regulatory process in the United States and Europe, and building our pipeline.”

“Intercept has a strong foundation, with differentiated science and commercial capabilities, and I believe the company has a unique opportunity to capitalize on its leadership position in progressive non-viral liver disease to deliver tremendous value for shareholders, the healthcare community and, most importantly, patients in need,” said Ms. Rosa-Bjorkeson.

About Intercept

Intercept is a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat progressive non-viral liver diseases, including primary biliary cholangitis (PBC) and nonalcoholic steatohepatitis (NASH). Founded in 2002 in New York, Intercept has operations in the United States, Europe and Canada. For more information, please visit www.interceptpharma.com or connect with the company on Twitter and LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements regarding the progress, timing and results of our clinical trials, including our clinical trials for the treatment of nonalcoholic steatohepatitis (“NASH”), the safety and efficacy of our approved product, Ocaliva (obeticholic acid or “OCA”) for primary biliary cholangitis (“PBC”), and our product candidates, including OCA for liver fibrosis due to NASH, the timing and acceptance of our regulatory filings and the potential approval of OCA for liver fibrosis due to NASH, the review of our New Drug Application for OCA for the treatment of liver fibrosis due to NASH by the U.S. Food and Drug Administration (“FDA”), our intent to work with the FDA to address the issues raised in a complete response letter (“CRL”), the potential commercial success of OCA, as well as our strategy, future operations, future financial position, future revenue, projected costs, financial guidance, prospects, plans and objectives.

These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “possible,” “continue” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement except as required by law. These forward-looking statements are based on estimates and assumptions by our management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ materially from historical results or those anticipated or predicted by our forward-looking statements: our ability to successfully commercialize Ocaliva for PBC; our ability to maintain our regulatory approval of Ocaliva for PBC in the United States, Europe, Canada, Israel, Australia and other jurisdictions in which we have or may receive marketing authorization; our ability to timely and cost-effectively file for and obtain regulatory approval of our product candidates on an accelerated basis or at all, including OCA for liver fibrosis due to NASH following the issuance of the CRL by the FDA; any advisory committee recommendation or dispute resolution determination that our product candidates, including OCA for liver fibrosis due to NASH, should not be approved or approved only under certain conditions; any future determination that the regulatory applications and subsequent information we submit for our product candidates, including OCA for liver fibrosis due to NASH, do not contain adequate clinical or other data or meet applicable regulatory requirements for approval; conditions that may be imposed by regulatory authorities on our marketing approvals for our products and product candidates, including OCA for liver fibrosis due to NASH, such as the need for clinical outcomes data (and not just results based on achievement of a surrogate endpoint), any risk mitigation programs such as a REMS, and any related restrictions, limitations and/or warnings contained in the label of any of our products or product candidates; any potential side effects associated with Ocaliva for PBC, OCA for liver fibrosis due to NASH or our other product candidates that could delay or prevent approval, require that an approved product be taken off the market, require the inclusion of safety warnings or precautions, or otherwise limit the sale of such product or product candidate, including in connection with the newly identified safety signal relating to Ocaliva identified by the FDA in May 2020; the initiation, timing, cost, conduct, progress and results of our research and development activities, preclinical studies and clinical trials, including any issues, delays or failures in identifying patients, enrolling patients, treating patients, retaining patients, meeting specific endpoints in the jurisdictions in which we intend to seek approval or completing and timely reporting the results of our NASH or PBC clinical trials; the outcomes of ongoing discussions with the FDA and European Medicines Agency regarding the feasibility of the COBALT and 401 trials; our ability to establish and maintain relationships with, and the performance of, third-party manufacturers, contract research organizations and other vendors upon whom we are substantially dependent for, among other things, the manufacture and supply of our products, including Ocaliva for PBC and, if approved, OCA for liver fibrosis due to NASH, and our clinical trial activities; our ability to identify, develop and successfully commercialize our products and product candidates, including our ability to successfully launch OCA for liver fibrosis due to NASH, if approved; our ability to obtain and maintain intellectual property protection for our products and product candidates, including our ability to cost-effectively file, prosecute, defend and enforce any patent claims or other intellectual property rights; the size and growth of the markets for our products and product candidates and our ability to serve those markets; the degree of market acceptance of Ocaliva for PBC and, if approved, OCA for liver fibrosis due to NASH or our other product candidates among physicians, patients and healthcare payors; the availability of adequate coverage and reimbursement from governmental and private healthcare payors for our products, including Ocaliva for PBC and, if approved, OCA for liver fibrosis due to NASH, and our ability to obtain adequate pricing for such products; our ability to establish and maintain effective sales, marketing and distribution capabilities, either directly or through collaborations with third parties; competition from existing drugs or new drugs that become available; our ability to prevent system failures, data breaches or violations of data protection laws; costs and outcomes relating to any disputes, governmental inquiries or investigations, regulatory proceedings, legal proceedings or litigation, including any securities, intellectual property, employment, product liability or other litigation; our collaborators’ election to pursue research, development and commercialization activities; our ability to establish and maintain relationships with collaborators with development, regulatory and commercialization expertise; our need for and ability to generate or obtain additional financing; our estimates regarding future expenses, revenues and capital requirements and the accuracy thereof; our use of cash and short-term investments; our ability to acquire, license and invest in businesses, technologies, product candidates and products; our ability to attract and retain key personnel to manage our business effectively; our ability to manage the growth of our operations, infrastructure, personnel, systems and controls; our ability to obtain and maintain adequate insurance coverage; the impact of COVID-19, including any impact on our results of operations or financial position, related quarantines and government actions, delays relating to our regulatory applications, disruptions relating to our ongoing clinical trials or involving our contract research organizations, study sites or other clinical partners, disruptions relating to our supply chain or involving our third-party manufacturers, distributors or other distribution partners, facility closures or other restrictions, and the extent and duration thereof; the impact of general U.S. and foreign economic, industry, market, regulatory or political conditions, including the potential impact of Brexit; and the other risks and uncertainties identified in our periodic filings filed with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

CONTACT

For more information about Intercept, please contact:

Lisa DeFrancesco

+1-646-565-4833

investors@interceptpharma.com

Christopher Frates

+1-646-757-2371

media@interceptpharma.com

Source: Intercept Pharmaceuticals, Inc.